UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2004

TENNECO AUTOMOTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer of Incorporation
of incorporation or organization)		Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS (Address of Principal Executive Offices)	60045 (Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Press Release

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 16, 2004, Tenneco Automotive Inc. announced its filing of a Registration Statement on Form S-3 relating to a proposed offering of common stock, which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release issued April 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO AUTOMOTIVE INC.
Date: April 16, 2004	By:	/s/ Kenneth R. Trammell Kenneth R. Trammell Senior Vice President and Chief Financial Officer